Securities and Exchange Commission

                             Washington, D.C. 20549

                                    Form 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 10, 1998





                   DESERT SPRINGS MARRIOTT LIMITED PARTNERSHIP
             (Exact name of registrant as specified in its charter)



         Delaware                     0-16777                  52-1508601
(State or other jurisdiction of  (Commission File Number)   I.R.S. Employer
incorporation or organization)                              Identification No.)



10400 Fernwood Road, Bethesda, MD                              20817
Address of principal executive office                        (Zip Code)


     Registrant's telephone number, including area code: 301-380-2070












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ITEM 5.       OTHER EVENTS

On June 10, 1998, September 2, 1998 and November 25, 1998, the General Partner sent to the Limited Partners of the Partnership a letter that accompanied the Partnership's Quarterly Reports on Form 10-Q. Such letters are being filed as exhibits to this Current Report on Form 8-K.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (c)     Exhibits

          99.1 Letter from the General Partner to the Limited Partners of the Partnership that accompanied the Partnership's Quarterly Report on Form 10-Q for the Quarter Ended March 27, 1998.

          99.2 Letter from the General Partner to the Limited Partners of the Partnership that accompanied the Partnership's Quarterly Report on Form 10-Q for the Quarter Ended June 19, 1998.

          99.3 Letter from the General Partner to the Limited Partners of the Partnership that accompanied the Partnership's Quarterly Report on Form 10-Q for the Quarter Ended September 11, 1998.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                     DESERT SPRINGS MARRIOTT
                                     LIMITED PARTNERSHIP

                                     By:     MARRIOTT DESERT SPRINGS CORPORATION
                                             General Partner



         November 30, 1998           By:     /s/ Earla L. Stowe
                                             ------------------
                                             Name:    Earla L. Stowe
                                             Title:   Vice President and
                                                       Chief Accounting Officer


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                          EXHIBIT INDEX

      Exhibit No.:              Description:
      99.1                      Letter from the General Partner to the Limited
                                Partners of the Partnership that accompanied the Partnership's Quarterly Report on Form
                                10-Q for the Quarter Ended March 27, 1998.

      99.2 Letter from the General Partner to the Limited Partners of the Partnership that accompanied the Partnership's Quarterly Report on Form 10-Q for the Quarter Ended June 19, 1998.

      99.3 Letter from the General Partner to the Limited Partners of the Partnership that accompanied the Partnership's Quarterly Report on Form 10-Q for the Quarter Ended September 11, 1998.